Certificate of Amendment of
The Amended and Restated Declaration of Trust
Dated October 10, 2011
of
The Shelton Greater China Fund

Amendment No. 1

Amendment No. 1 to the Amended and Restated Declaration of Trust dated October 10, 2011 of the Shelton Greater China Fund (the "Trust"), effective as of the 22th day of April, 2016.

WHEREAS, section 8.3 of the Amended and Restated Declaration of Trust grants the Trustees the power, in their discretion from time to time and without shareholder approval, to change the name of the Trust.

NOW, THEREFORE, Section 1.1 of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in its place shall be inserted "The name of the trust created hereby is "SCM Trust". The principal place of business of the Trust is 1050 17th Street, Suite 1710, Denver, Colorado 81265. The resident agent for service of process, upon whom all lawful process in an action or proceeding against the Trust may be served, is Stephen C. Rogers, Chief Executive Officer, c/o Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, Colorado 81265."

NOW, THEREFORE, Section 6.4.(c)(ii) of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in its place shall be inserted "Notwithstanding the provisions of this Section 6.4., the Shares outstanding will be designated SCM Trust series."

NOW, THEREFORE, the first paragraph of Article X Redemptions of the Amended and Restated Declaration of Trust shall be deleted in its entirety.

NOW, THEREFORE, the name "Shelton Greater China Fund" appearing in Schedule A of the Amended and Restated Declaration of Trust shall be deleted and replaced with "SCM Trust".

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 18th day of April 2016.

/s/Steve Rogers	/s/Stephen Sutro
*Stephen C. Rogers, as Trustee and not individually	*Stephen H. Sutro, as Trustee and not individually
105017th Street, Suite 1710	Duane Morris, LLP
Denver, CO 82165	One Market Spear Tower, 20th Floor
San Francisco, CA 94111

/s/Kevin Kogler	/s/Marco Quazzo
*Kevin T. Kogler, as Trustee and not individually	*Marco L. Quazzo, as Trustee and not individually
70 Edge Road	Bartko, Zankel, Bunzel & Miller
Atherton, CA 94072	One Embarcadero Center, Suite 800
San Francisco, CA 94111

*	Signed by Teresa Axelson, Chief Compliance Officer pursuant to Powers of Attorney executed by each of the named Trustees and filed by Post-Effective Amendment to the Shelton Greater China Fund Trust registration statement with the Securities Exchange Commission on March 31, 2016.

SHELTON GREATER CHINA FUND

AMENDED AND REST&ED
DECLARATION OF TRUST

Effective as of October 10, 2011

Certificate of Amendment of
The Amended and Restated Declaration of Trust
Dated October 10, 2011
of
The Shelton Greater China Fund

Amendment No. 1

Amendment No. 1 to the Amended and Restated Declaration of Trust dated October 10, 2011 of the Shelton Greater China Fund (the "Trust"), effective as of the 22th day of April, 2016.

WHEREAS, section 8.3 of the Amended and Restated Declaration of Trust grants the Trustees the power, in their discretion from time to time and without shareholder approval, to change the name of the Trust.

NOW, THEREFORE, Section 1.1 of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in its place shall be inserted "The name of the trust created hereby is "SCM Trust". The principal place of business of the Trust is 1050 17th Street, Suite 1710, Denver, Colorado 81265. The resident agent for service of process, upon whom all lawful process in an action or proceeding against the Trust may be served, is Stephen C. Rogers, Chief Executive Officer, c/o Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, Colorado 81265."

NOW, THEREFORE, Section 6.4.(c)(ii) of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in its place shall be inserted "Notwithstanding the provisions of this Section 6.4., the Shares outstanding will be designated SCM Trust series."

NOW, THEREFORE, the first paragraph of Article X Redemptions of the Amended and Restated Declaration of Trust shall be deleted in its entirety.

NOW, THEREFORE, the name "Shelton Greater China Fund" appearing in Schedule A of the Amended and Restated Declaration of Trust shall be deleted and replaced with "SCM Trust".

INOITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this ___ day of April 18, 2016.

/s/ Stephen C. Rogers
Stephen C. Rogers, as Trustee and not individually
1050 17th Street, Suite 1710
Denver, CO 82165

Kevin T. Kogler, as Trustee and not individually
70 Edge Road
Atherton, CA 94072

Stephen H. Sutro, as Trustee and not individually
Duane Morris, LLP
One Market, Spear Tower, 20th Floor
San Francisco, CA 94111

Marco L. Quazzo, as Trustee and not individually
Bartko, Zankel, Bunzel & Miller
One Embarcadero Center, Suite 800
San Francisco, CA 94111

Certificate of Amendment of
The Amended and Restated Declaration of Trust
Dated October 10, 2011
of
The Shelton Greater China Fund

Amendment No. 1

Amendment No. 1 to the Amended and Restated Declaration of Trust dated October 10, 2011 of the Shelton Greater China Fund (the “Trust”), effective as of the 22th day of April, 2016.

WHEREAS, section 8.3 of the Amended and Restated Declaration of Trust grants the Trustees the power, in their discretion from time to time and without shareholder approval, to change the name of the Trust.

NOW, THEREFORE, Section 1.1 of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in Its place shall be inserted "The name of the trust created hereby is "SCM Trust". The principal place of business of the Trust is 1050 17th Street, Suite 1710, Denver, Colorado 81265. The resident agent for service of process, upon whom ail lawful process in an action or proceeding against the Trust may be served, is Stephen C. Rogers, Chief Executive Officer, c/o Shelton Capital Management,1050 17th Street, Suite 1710, Denver, Colorado 81265."

NOW, THEREFORE, Section 6.4.(c)(ii) of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in its place shall be inserted "Notwithstanding the provisions of this Section 6.4., the Shares outstanding will be designated SCM Trust series."

NOW, THEREFORE, the first paragraph of Article X Redemptions of the Amended and Restated Declaration of Trust shall be deleted in its entirety.

NOW, THEREFORE, the name "Shelton Greater China Fund" appearing in Schedule A of the Amended and Restated Declaration of Trust shall be deleted and replaced with "SCM Trust".

IN WBTNESS WHEREOF, the undersigned have executed this Certificate of Amendment this ___ day of April 18, 2016.

Stephen C. Rogers, as Trustee and not individually
1050 17th Street, Suite 1710
Denver, CO 82165

/s/ Kevin T. Kogler
Kevin T. Kogler, as Trustee and not individually
70 Edge Road
Atherton, CA 94072

Stephen H. Sutro, as Trustee and not individually
Duane Morris, LLP
One Market, Spear Tower, 20th Floor
San Francisco, CA 94111

Marco L. Quazzo, as Trustee and not individually
Bartko, Zankel, Bunzel & Miller
One Embarcadero Center, Suite 800
San Francisco, CA 94111

Certificate of Amendment of
The Amended and Restated Declaration of Trust
Dated October 10, 2011
of
The Shelton Greater China Fund

Amendment No. 1

Amendment No. 1 to the Amended and Restated Declaration of Trust dated October 10, 2011 of the Shelton Greater China Fund (the "Trust"), effective as of the 22th day of April, 2016.

WHEREAS, section 8.3 of the Amended and Restated Declaration of Trust grants the Trustees the power, in their discretion from time to time and without shareholder approval, to change the name of the Trust.

NOW, THEREFORE, Section 1.,1 of the Amended and Restated Declaration of Trust snail be deleted in its entirety and in its place shall be inserted “The name of the trust created hereby is "SCM Trust". The principal place of business of the Trust is 1050 17th Street, Suite 1710, Denver, Colorado 21265. The resident agent for service of process, upon whom ail lawful process in an action or proceeding against the Trust may be served, is Stephen C. Rogers, Chief Executive Officer, c/o Shelton Capital Management, 1050 17TH Street, Suite 1710, Denver, Colorado 81265."

NOW, THEREFORE, Section 6.4.(c)(11) of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in its place shall be inserted "Notwithstanding the provisions of this Section GA, the Shares outstanding will be designated SCM Trust series."

NOW, THEREFORE, the first paragraph of Article X Redemptions of the Amended and Restated Declaration of Trust shall be deleted in its entirety.

NOW, THEREFORE, the name “Shelton Greater China Fund” appearing in Schedule A of the Amended and Restated Declaration of Trust shall be deleted and replaced with "SCM Trust".

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this ___ day of April 18, 2016.

Stephen C. Rogers, as Trustee and not individually
1050 17th Street, Suite 1710
Denver, CO 82165

Kevin T. Kogler, as Trustee arid not individually
70 Edge Road
Atherton, CA 84072

/s/ Stephen H. Sutro
Stephen H. Sutro, as Trustee and not individually
Duane Norris, LLP
One Market, Spear Tower, 20th Floor
San Francisco, CA 94111

Marco L. Quazzo, as Trustee and not individually
Bartko, Zankel, Bunzel & Miller
One Embarcadero Center, Suite 800
San Francisco, CA 94111

Certificate of Amendment of
The Amended and Restated Declaration of Trust
Dated October 10, 2011
of
The Shelton Greater China Fund

Amendment No. 1

Amendment No. 1 to the Amended and Restated Declaration of Trust dated October 10, 2011 of the Shelton Greater China Fund (the "Trust"), effective as of the 22th day of April, 2016.

WHEREAS, section 8.3 of the Amended and Restated Declaration of Trust grants the Trustees the power, in their discretion from time to time and without shareholder approval, to change the name of the Trust.

NOW, THEREFORE, Section 1.1 of the Amended and Restated Declaration of Trust shall be deleted In Its entirety and in its place shall be inserted “The name of the trust created hereby is "SCM Trust". The principal place of business of the Trust is 1050 17th Street, Suite 1710, Denver, Colorado 81265. The resident agent for service of process, upon whom all lawful process in an action or proceeding against the Trust may be served, is Stephen C. Rogers, Chief Executive Officer, c/o Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, Colorado 81265."

NOW, THEREFORE, Section 6A.(c)(ii) of the Amended and Restated Declaration of Trust shall be deleted in its entirety and in its place shall be inserted "Notwithstanding the provisions of this Section 6.4., the Shares outstanding will be designated SCM Trust series."

NOW, THEREFORE, the first paragraph of Article X Redemptions of the Amended and Restated Declaration of Trust shall be deleted in its entirety.

NOW THEREFORE, the name "Shelton Greater China Fund" appearing in Schedule A of the Amended and Restated Declaration of Trust shall be deleted and replaced with "SCM Trust".

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this ___ day of April 18, 2016.

Stephen C. Rogers, as Trustee and not individually
1050 17th Street, Suite 1710
Denver, CO 82165

Kevin T. Kogler, as Trustee and not individually
70 Edge Road
Atherton, CA 84072

Stephen H. Sutro, as Trustee and not individually
Duane Norris, LLP
One Market, Spear Tower, 20th Floor
San Francisco, CA 94111

/s/ Marco L. Quazzo
Marco L. Quazzo, as Trustee and not individually
Bartko, Zankel, Bunzel & Miller
One Embarcadero Center, Suite 800
San Francisco, CA 94111